SUBSCRIPTION AGREEMENT

     THIS SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered into as of December 1, 2004, by and between The Justice Fund, Ltd. (the "Company"), and The Nutmeg Group, L.L.C., a US Virgin Islands limited liability company (the "Purchaser").

1. Subscription. Subject to the terms and conditions contained herein, the Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to issue and sell to the Purchaser, shares (the "Shares") of the Company's Common Stock (the "Common Stock"), and warrants to purchase additional shares of Common Stock, for an aggregate purchase price of $300,000 (the "Purchase Price"). The Nutmeg Group, LLC, or its designee ("Nutmeg") shall pay $150,000, when the Registration is filed (the "Closing"), the balance of the $150,000, within 5 days of when the Registration is deemed effective (the "Second Closing").

The number of shares issuable to Nutmeg will equal the amount paid by Nutmeg, divided by the lesser of:

     (a)  $.10, or

     (b) fifty (50%) of the average closing bid price for Common Stock on the five trading days immediately following the Company becoming public, or

     (c) fifty (50%) of the average closing bid price for Common Stock on the five trading days immediately following the date on which the registration statement (as described below) is declared effective.

               (the lesser of (a), (b), and (c) being hereinafter referred to as the "Fixed Price").

Purchaser will be issued Warrants (hereinafter "Warrants") exercisable into such number of shares of Common Stock as is equal to 100% of the Purchase Price paid by Purchaser, divided by the Fixed Price. The Common Stock into which the Warrants are exercisable will have piggyback registration rights, and the Warrants will be transferable. Unexercised Warrants will expire December 31, 2009 ("Warrant Expiration Date"). The Warrants will be exercisable into Common Stock at $.05 per share.

The Purchaser will receive at Closing a flat non-accountable expense allowance of Conditioned upon Funding, Nutmeg will receive at the Second Closing, a flat non-accountable expense allowance to cover due diligence expenses, legal, escrow fees and miscellaneous costs, of $10,000. At the election of Nutmeg, or its designees, any or all of the foregoing compensation and expense allowances can be taken in kind, pursuant to the same terms and conditions as that of an investment herein, for a like amount.

     Closing. The closing (the "Closing") of the purchase and sale of the Securities shall take place at the offices of the Company, the Company will



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deliver  to the Purchaser a certificate for the Shares and the warrant agreement against payment to the Company of the Purchase Price by wire transfer or other acceptable consideration designated by the Company.

     Conditions to Obligations of the Purchaser. The Purchaser's obligation to purchase the Securities at the Closing is subject to the fulfillment (or waiver by the Purchaser), at or prior to the Closing, of each of the following conditions:

     Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects at the time of the Closing, except as such representations and warranties are affected by the consummation of the transactions contemplated by this Agreement.

     Performance by the Company. The Company shall have duly performed and complied in all material respects with all agreements and conditions contained in this Agreement and required to be performed or complied with by the Company at or prior to the Closing.

     Maximum Exercise/ Share delivery. At any point in time, the Purchaser shall not be entitled to receive shares of common stock if such issuance would result in beneficial ownership by the Purchaser and its affiliates of more than 4.99% of the outstanding shares of common stock of the Company on such issue date, including:

     (i) the number of shares of common stock beneficially owned by the Purchaser and its affiliates, and

     (ii) the number of shares of common stock issuable upon the exercise or conversion of securities owned.

     For the purposes of this provision as set forth in the immediately preceding sentence, beneficial ownership shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Purchaser shall not be limited to aggregate common stock issuances of only 4.99% and aggregate common stock issuances may exceed 4.99%. The Purchaser may void the issuance limitation described in this Section upon 61 days prior written notice to the Company. The Purchaser may allocate which of the equity of the Company deemed beneficially owned by the Purchaser shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%. Any shares of common stock issuable to the Purchaser, but for this provision, shall be placed in Escrow. The Escrow Agent, Randall S. Goulding, shall hold the Escrowed Stock, in escrow, to facilitate any Warrant exercise, and/or any delivering of Shares to the Purchaser, so as remain in compliance with and subject to the terms of this Agreement, including this paragraph.

     Nonfulfillment of Conditions. If any of the conditions specified in Section 3 shall not have been fulfilled at or prior to the Closing, the Purchaser shall be relieved of all further obligations under this Agreement, without thereby waiving any other rights the Purchaser may have by reason of such nonfulfillment.



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     Conditions to Obligations of the Company. The obligations of the Company to issue and sell the Securities to the Purchaser at the Closing shall be subject to the fulfillment (or waiver by the Company), at or prior to the Closing, of each of the following conditions:

     1.1 Accuracy of the Purchaser's Representations and Warranties. The representations and warranties made by the Purchaser in this Agreement shall be true and correct in all material respects when made and at the time of the Closing.

     1.2 Performance by the Purchaser. The Purchaser shall have duly performed and complied in all material respects with all agreements and conditions contained in this Agreement and required to be performed or complied with by the Purchaser at or prior to the Closing, including but not limited to payment to the Company of the Purchase Price for the Securities in immediately available funds.

     2. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

        2.1 Corporate Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation and has all requisite corporate power and authority to own or lease its properties and to carry on its business as presently conducted.

        2.2 Authorization. This Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and are the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms.

        2.3 No Conflict or Violation. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(a) violate, conflict with or result in a breach of or constitute a default under any provision of the Certificate of Incorporation or Bylaws of the Company, (b) violate, conflict with or result in a breach of or constitute a default under any judgment, order, decree, rule or regulation of any court or governmental agency to which the Company is subject or (c) violate, conflict with or result in a breach of any applicable rule or regulation of any federal, state, local or other governmental authority.

        2.4 Stock. The Securities to be issued to the Purchaser pursuant to this Agreement are duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable.

     3.   Representations  and  Warranties  of  the  Purchaser.   The  Purchaser
represents and warrants to the Company that:

        3.1 Authorization. The Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Illinois and has all requisite power and authority to execute and deliver this Agreement and to subscribe for and purchase the



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Securities hereunder. This Agreement and the transactions contemplated hereby and thereby have been duly authorized by all necessary limited liability company action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser, and is the legal, valid and binding obligations of the Purchaser, enforceable against it in accordance with their terms.

        3.2 No Conflict or Violation. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(a) violate, conflict with or result in a breach of or constitute a default under any provision of the limited liability company agreement of the Purchaser,
(b) violate, conflict with or result in a breach of or constitute a default under any judgment, order, decree, rule or regulation of any court or governmental agency to which the Purchaser is subject or (c) violate, conflict with or result in a breach of any applicable rule or regulation of any federal, state, local or other governmental authority.

        3.3 Access to Information; Investigation. The Purchaser made, either alone or together with its advisors (if any), such independent investigation of the Company, its management and related matters as the Purchaser deemed to be, or such advisors (if any) have advised to be, necessary or advisable in connection with an investment in the Securities. The Purchaser and its advisors (if any) have received all information and data that the Purchaser and such advisors (if any) believe to be necessary in order to reach an informed decision as to the advisability of an investment in the Shares.

        3.4 Information Regarding the Purchaser. The Purchaser is (a) not an "underwriter" within the meaning of the Securities Act of 1933 or otherwise, (b) not otherwise acting as a placement agent, broker or dealer in connection with its acquisition of the Securities and (c) acquiring the Securities for its own account and not with a view to distribution.

        3.5 Reliance on Representations and Warranties of the Purchaser. The Purchaser understands and acknowledges that the Company is relying on the representations and warranties made by the Purchaser in this Agreement in connection with the transactions contemplated hereby, the Company's preparation of the Prospectus Supplement and the filing of the Prospectus Supplement with the Securities and Exchange Commission.

     4. Amendments and Waivers. This Agreement may be amended and the observance of any provision hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of each party to be bound thereby. No provision of this Agreement shall be deemed to have been waived, unless such waiver is contained in a written notice given to the party claiming such waiver, and no such waiver shall be deemed to be a waiver of any other or further obligation or liability of the party or parties in whose favor the waiver was given.

     5. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by the Purchaser or by the Company in connection with the transactions contemplated by this Agreement shall survive the Closing Date and shall remain in full force and effect for three years thereafter. All covenants and agreements contained in this



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Agreement shall survive the Closing Date indefinitely until, by their respective terms, they are no longer operative. No claims shall be made after the date on which the applicable representation or warranty upon which such claim was based ceases to survive pursuant to this Section 9; provided, however, that the expiration of any representation or warranty under this Section 9 shall not affect any claim made in good faith prior to the date of such expiration.

     6. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

     7. Notices. All notices, requests, demands and other communications given hereunder (collectively, "Notices") shall be in writing and delivered personally or by overnight courier to the parties at the following addresses or sent by telecopier or telex, with confirmation received, to the telecopy specified below:

          If to the Company, at:

                    Mr. Ronald K. Goulding
                    The Justice Fund, Ltd.
                    3346 Commercial
                    Northbrook IL 60062

                    Phone:(847) 291-7711; Fax:(847) 291-7733

          If to the Purchaser, at:

                    The Nutmeg Group, L.L.C.
                    3346 Commercial
                    Northbrook IL 60062
                    Phone:(847) 291-7711; Fax:(253) 736-0134
                    Attn: Randall S. Goulding

     All Notices shall be deemed delivered when actually received if delivered personally or by overnight courier, sent by telecopier or telex (promptly confirmed in writing), addressed as set forth above. Each of the parties shall hereafter notify the other in accordance with this Section 11 of any change of address or telecopy number to which notice is required to be mailed.

     Governing Law; Enforcement. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois applicable to contracts made in that state, without giving effect to the conflicts of laws principles thereof. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties are entitled to an



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injunction  or  injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Illinois or in Illinois state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of Illinois or any Illinois state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal or state court sitting in the State of Illinois.

     Disputes. The parties agree to submit any dispute arising under this Agreement to arbitration to be held in Illinois. Arbitration shall be by a single arbitrator experienced in the matters at issue selected by the parties in accordance with the commercial arbitration rules of Better Business Bureau or the American Arbitration Association. The decision of the arbitrator shall be final and binding as to any matter submitted to him under this Agreement. All costs and expenses incurred in connection with such arbitration proceeding shall be borne by the party against whom the decision is rendered.

     Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Counterparts. This Agreement may be executed in one or more counterparts, all of which shall constitute one and the same instrument.

     Entire Agreement. This Agreement and the Letter Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior negotiations, agreements and understandings, whether written or oral, of the parties.

     8. No Third-Party Rights. This Agreement is not intended, and shall not be construed, to create any rights in any parties other than the Company and the Purchaser and no person shall assert any rights as third-party beneficiary hereunder.

     9. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to affect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.



     IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT AS OF THE DATE FIRST SET FORTH ABOVE.



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                                             THE JUSTICE FUND, LTD.

                                             /s/ Ronald K. Goulding
                                             ----------------------
                                             By: Ronald K. Goulding
                                             Its: President


                                             THE NUTMEG GROUP, L.L.C.

                                             /s/ Randall S. Goulding
                                             -----------------------
                                             By: Randall S. Goulding
                                             Its: Manager